UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

APX ACQUISITION CORP. I

(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

APX ACQUISITION CORP. I

Juan Salvador Agraz 65

Contadero, Cuajimalpa de Morelos

05370, Mexico City, Mexico

NOTICE OF EXTRAORDINARY GENERAL MEETING OF APX ACQUISITION CORP. I

To be held on              , 2023, at [a.m./p.m.] Eastern Time

To the Shareholders of APx Acquisition Corp. I:

NOTICE IS HEREBY GIVEN that the extraordinary general meeting (the “Extraordinary General Meeting” or “EGM”) of APx Acquisition Corp. I, a Cayman Islands exempted company (“we,” “us,” “our,” “APx” or the “Company”) will be held at     [a.m./p.m.] Eastern Time on             , 2023, or at such other time and on such other date to which the meeting may be adjourned or postponed. For the purposes of the Company’s Amended and Restated Memorandum and Articles of Association, the physical place of the EGM shall be at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Avenue, New York, New York 10017, United States of America. However, in order to facilitate access for our shareholders, the Extraordinary General Meeting will be held in virtual meeting format and there is no requirement to attend the Extraordinary General Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, you can attend the Extraordinary General Meeting in person or virtually vote and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/APXI2023SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Extraordinary General Meeting.

The accompanying proxy statement (the “Proxy Statement”), is dated             , 2023, and is first being mailed to shareholders of the Company on or about             , 2023.

The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

1.

A proposal (the “Extension Amendment Proposal”) by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”) as set forth in Annex A of the accompanying Proxy Statement, to change the payment required to extend the date by which the Company must consummate an initial business combination (the “Combination Period”) by two three-month periods. As amended, the required payments are the deposit by the Company into the trust account (the “Trust Account”) established in connection with our initial public offering (the “IPO”), of the lesser of (a) $375,000 and (b) $0.125 for each Class A ordinary share then outstanding (each, the “Adjusted Extension Payment”) for each three month amendment (the “Extension Amendment”);

2.

A proposal (the “Trust Agreement Amendment Proposal”) to approve by the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares of the Company (together, the “ordinary shares”), voting together as a single class, the amendment to the Company’s Investment Management Trust Agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as set forth in Annex B of the accompanying Proxy Statement (the “Trust Agreement Amendment”) to allow for the Extension Amendment; and

3.

A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or (y) if the board of directors determines before the Extraordinary

General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the “Proposals”).

In addition, at the Extraordinary General Meeting our shareholders may discuss and ask questions about the Company’s affairs.

Each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is cross-conditioned on the approval of each other.

The Extension Amendment Proposal and the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal are essential to the overall implementation of the plan of the board of directors of the Company (the “Board”) to assist in extending the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us to deposit a reduced amount in the Trust Account in order to secure additional time to complete our initial business combination, if any. Our Board does not believe that there will be sufficient time before March 9, 2023 (the “Termination Date”) to complete an initial business combination. Accordingly, our Board believes that, in order to be able to consummate an initial business combination, we will need to make one or two payments to extend the Termination Date. Currently, we may extend the Termination Date up to two (2) times for an additional three (3) months each time from March 9, 2023 up to September 9, 2023 (the “Extension” or the “Extended Date”) by depositing $1,725,000 (the “Original Extension Payment”) into the Trust Account. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to amend the payment required to extend the Combination Period by changing the Original Extension Payment to the Adjusted Extension Payment, in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial business combination, which is expected to allow our shareholders to have the opportunity to participate in our future investment. In the event that the Company enters into a definitive agreement for an initial business combination prior to the EGM, the Company will issue a press release and file a Form 8-K with the U.S. Securities and Exchange Commission announcing the proposed initial business combination.

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to carefully read each of the proposals in the accompanying Proxy Statement before you vote. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Amended and Restated Memorandum and Articles of Association and may liquidate pursuant to the terms of the Amended and Restated Memorandum and Articles of Association.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the EGM, holders (“public shareholders”) of our Class A ordinary shares (“public shares”) issued in our IPO may elect to redeem their public shares for a per-share price (the “Per Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares, subject to the certain redemption limitation, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Redemption”). We may not redeem our public shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board. If public shareholders do not choose to exercise their redemption rights in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, they will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and Articles of Association. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the

Termination Date, as extended. WE ARE NOT ASKING YOU TO VOTE ON ANY PROPOSED BUSINESS COMBINATION AT THIS TIME.

Based upon the amount in the Trust Account as of January 31, 2023, which was $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $             at the time of the EGM. The closing price of the public shares on The Nasdaq Global Market on             , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $             . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON              , 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR TO DELIVER YOUR SHARES TO THE TRUSTEE ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO THE TRUSTEE IN ORDER TO VALIDLY REDEEM ITS SHARES.

The withdrawal of funds from the Trust Account in connection with the Redemption will reduce the amount held in the Trust Account following the Redemption, and the amount remaining in the Trust Account may be only a small fraction of the approximately $             that was in the Trust Account as of             , 2023. In such event, we may need to obtain additional funds to complete any proposed business combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a business combination by March 9, 2023 (which is 15 months from the closing of our IPO) or by September 9, 2023 (which is 21 months from the closing of our IPO, if in our sole discretion we deposit each Original Extension Payment), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares, at a per-share price, payable in case, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholder and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including APx Cap Sponsor Group I, LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

Approval of the Extension Amendment Proposal will constitute consent for us to instruct the Trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating our initial business combination, if any. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any business combination through the Termination Date, as extended.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

The approval of the Trust Agreement Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding ordinary shares.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the Proposals. Failure to vote by proxy or to vote in person at the EGM will have no effect on the Proposals.

Our Board has fixed the close of business on              , 2023 (the “Record Date”), as the date for determining the shareholders entitled to receive notice of and vote at the EGM and any adjournment thereof. Only holders of record of ordinary shares on that Record Date are entitled to have their votes counted at the EGM or any adjournment thereof. On the Record Date of the EGM, there were ordinary shares, including Class A ordinary shares and Class B ordinary shares, outstanding.

This Proxy Statement is dated              , 2023, and is first being mailed to shareholders on or about that date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

February , 2023	By Order of the Board of Directors,

By:
Name: Daniel Braatz
Title: Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Even if you plan to attend the Extraordinary General Meeting in person online, it is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed Proxy Statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on            , 2023: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at www.proxyvote.com.

i

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

APX ACQUISITION CORP. I

Juan Salvador Agraz 65

Contadero, Cuajimalpa de Morelos

05370, Mexico City, Mexico

EXTRAORDINARY GENERAL MEETING OF APX ACQUISITION CORP. I

To be held on              , 2023, at [a.m./p.m.] Eastern Time

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting” or “EGM”) of APx Acquisition Corp. I, a Cayman Islands exempted company (“we,” “us,” “our,” “APx” or the “Company”) will be held at     [a.m./p.m.] Eastern Time on             , 2023, or at such other time and on such other date to which the meeting may be adjourned or postponed. For the purposes of the Company’s Amended and Restated Memorandum and Articles of Association, the physical place of the EGM shall be at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Avenue, New York, New York 10017, United States of America. However, in order to facilitate access for our shareholders, the Extraordinary General Meeting will be held in virtual meeting format and there is no requirement to attend the Extraordinary General Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, you can attend the Extraordinary General Meeting in person or virtually vote and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/APXI2023SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Extraordinary General Meeting.

The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

1.

A proposal (the “Extension Amendment Proposal”) by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”) as set forth in Annex A, to change the payment required to extend the date by which the Company must consummate an initial business combination (the “Combination Period”) by two three-month periods. As amended, the required payments are the deposit by the Company into the trust account (the “Trust Account”) established in connection with our initial public offering (the “IPO”), of the lesser of (a) $375,000 and (b) $0.125 for each Class A ordinary share then outstanding (each, the “Adjusted Extension Payment”) for each three month amendment (the “Extension Amendment”);

2.

A proposal (the “Trust Agreement Amendment Proposal”) to approve by the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares of the Company (together, the “ordinary shares”), voting together as a single class, the amendment to the Company’s Investment Management Trust Agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as set forth in Annex B (the “Trust Agreement Amendment”) to allow for the Extension Amendment; and

3.

A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal and the Trust

Agreement Amendment Proposal or (y) if the board of directors determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the “Proposals”).

In addition, at the Extraordinary General Meeting our shareholders may discuss and ask questions about the Company’s affairs.

Each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is cross-conditioned on the approval of each other.

The Extension Amendment Proposal and the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal are essential to the overall implementation of the plan of the board of directors of the Company (the “Board”) to assist in extending the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us to deposit a reduced amount in the Trust Account in order to secure additional time to complete our initial business combination, if any. Our Board does not believe that there will be sufficient time before March 9, 2023 (the “Termination Date”) to complete an initial business combination. Accordingly, our Board believes that, in order to be able to consummate an initial business combination, we will need to make one or two payments to extend the Termination Date. Currently, we may extend the Termination Date up to two (2) times for an additional three (3) months each time from March 9, 2023 up to September 9, 2023 (the “Extension” or the “Extended Date”) by depositing $1,725,000 (the “Original Extension Payment”) into the Trust Account. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to amend the payment required to extend the Combination Period by changing the Original Extension Payment to the Adjusted Extension Payment, in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial business combination, which is expected to allow our shareholders to have the opportunity to participate in our future investment. In the event that the Company enters into a definitive agreement for an initial business combination prior to the EGM, the Company will issue a press release and file a Form 8-K with the U.S. Securities and Exchange Commission announcing the proposed initial business combination.

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to carefully read each of the proposals in the accompanying Proxy Statement before you vote. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Amended and Restated Memorandum and Articles of Association and may liquidate pursuant to the terms of the Amended and Restated Memorandum and Articles of Association.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the EGM, holders (“public shareholders”) of our Class A ordinary shares (“public shares”) issued in our IPO may elect to redeem their public shares for a per-share price (the “Per Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares, subject to the certain redemption limitation, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or the Trust Agreement Amendment Proposal (the “Redemption”). We may not redeem our public shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board. If public shareholders do not choose to exercise their redemption rights in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, they will retain their right to redeem their public shares when the proposed initial business combination is submitted to shareholders, subject to any limitations set forth in our Amended and Restated Memorandum and

Articles of Association. In addition, public shareholders who do not make the election would be entitled to have their public shares redeemed for cash if the Company has not completed an initial business combination by the Termination Date, as extended. WE ARE NOT ASKING YOU TO VOTE ON ANY PROPOSED BUSINESS COMBINATION AT THIS TIME.

Based upon the amount in the Trust Account as of January 31, 2023, which was $            , we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $             at the time of the EGM. The closing price of the public shares on The Nasdaq Global Market on             , 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $             . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

The withdrawal of funds from the Trust Account in connection with the Redemption will reduce the amount held in the Trust Account following the Redemption, and the amount remaining in the Trust Account may be only a small fraction of the approximately $             that was in the Trust Account as of , 2023. In such event, we may need to obtain additional funds to complete any proposed business combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a business combination by March 9, 2023 (which is 15 months from the closing of our IPO) or by September 9, 2023 (which is 21 months from the closing of our IPO, if in our sole discretion we deposit each Original Extension Payment), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares, at a per-share price, payable in case, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholder and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including APx Cap Sponsor Group I, LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

Approval of the Extension Amendment Proposal will constitute consent for us to instruct the Trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating our initial business combination, if any. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any business combination through the Termination Date, as extended.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

The approval of the Trust Agreement Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding ordinary shares.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the Proposals. Failure to vote by proxy or to vote in person at the EGM will have no effect on the Proposals.

Our Board has fixed the close of business on      , 2023 (the “Record Date”), as the date for determining the shareholders entitled to receive notice of and vote at the EGM and any adjournment thereof. Only holders of record of ordinary shares on that Record Date are entitled to have their votes counted at the EGM or any adjournment thereof. On the Record Date of the EGM, there were ordinary shares, including Class A ordinary shares and Class B ordinary shares, outstanding.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged D.F. King & Co., Inc. (“D.F. King”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King a fee of $15,000. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 628-9011

Email: APXI@dfking.com

This Proxy Statement is dated            , 2023 and is first being mailed to shareholders on or about , 2023.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This Proxy Statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of Apx Acquisition Corp. I (the “Company”), for use at the extraordinary general meeting (the “EGM”) to be held on February     , 2023, at             [a.m./p.m.], Eastern Time, or at any adjournments or postponements thereof.

At the EGM, you will be asked to vote on (A) a proposal (the “Extension Amendment Proposal”) to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”) as set forth in Annex A, to change the payment required to extend the date by which the Company must consummate an initial business combination (the “Combination Period”) by two three-month periods. As amended, the required payments are the deposit by the Company into the trust account (the “Trust Account”) established in connection with our initial public offering (the “IPO”), of the lesser of (a) $375,000 and (b) $0.125 for each Class A ordinary share then outstanding (each, the “Adjusted Extension Payment”) for each three month amendment (the “Extension Amendment”); (B) a proposal (the “Trust Agreement Amendment Proposal”) to approve by the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares of the Company (together, the “ordinary shares”), voting together as a single class, the amendment to the Company’s Investment Management Trust Agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as set forth in Annex B (the “Trust Agreement Amendment”) to allow for the Extension Amendment; and (C) if necessary, a proposal to adjourn the EGM to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or (y) the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal (the “Adjournment Proposal” and, together with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the “Proposals”).

We are a blank check company incorporated as a Cayman Islands exempted company on May 13, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization reorganization or similar initial business combination with one or more businesses (“initial business combination”). Pursuant to our Amended and Restated Memorandum and Articles of Association, we currently have until March 9, 2023 (which is 15 months from the closing of our IPO) (the “Termination Date”) to consummate an initial business combination. However, in our sole discretion, we may, but are not obligated to, extend the period of time to consummate a business combination up to (2) two times, each by an additional three months (for a total of up to 21 months to complete a business combination, which is September 9, 2023 (the “Extension” or “Extended Date”)); provided that APx Cap Sponsor Group I, LLC (our “Sponsor”) (or its designees) must deposit into the trust account funds equal to $0.10 per unit sold in the IPO, for an aggregate additional amount of $1,725,000 for each such extension (the “Original Extension Payment”), in exchange for a non-interest bearing, unsecured promissory note to be repaid by us following our business combination, if any (the “Extension Security Note”). Such loan may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants issued in our IPO. Our Board does not believe that there will be sufficient time before March 9, 2023 to complete an initial business combination. Accordingly, our Board believes that, in order to be able to consummate an initial business combination, we will need to make one or two payments to extend the Termination Date. Therefore, our Board has determined that it is in the best interests of the Company and our shareholders to amend the payment required to extend the Combination Period by changing the Original Extension Payment to the Adjusted Extension Payment, in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial business combination, which is expected to allow our shareholders to have the opportunity to participate in our future investment. Even if we are able to approve the Extension Amendment Proposal and the

Trust Agreement Amendment Proposal, there is no guarantee that we will be able to secure the proceeds required for each Adjusted Extension Payment, and there is no assurance that the Company will be able to consummate an initial business combination within the Combination Period, as extended, given the actions that must occur prior to closing of an initial business combination.

Our Board believes that it is in the best interests of the shareholders that we continue our existence until the Extended Date (or such earlier date as determined by the Board) in order to allow us more time to complete our initial business combination.

This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the EGM.

What is included in these materials?

These materials include:

•	This Proxy Statement for the EGM; and

•	A proxy card.

What proposals will be addressed at the EGM?

Shareholders will be asked to consider the following proposals at the EGM:

1.

A proposal by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association as set forth in Annex A, to change the payment required to extend the Combination Period by two three-month periods. As amended, the required payments are the deposit by the Company into the Trust Account established in connection with our IPO, of the Adjusted Extension Payment for each three month amendment;

2.

A proposal to approve by the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding ordinary shares, the amendment to the Trust Agreement, as set forth in Annex B, to allow for the Extension Amendment; and

3.

A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or (y) if the board of directors determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

How does the Board recommend that I vote?

Our Board unanimously recommends that all shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.

Why is the Company proposing the Extension Amendment Proposal?

Our Amended and Restated Memorandum and Articles of Association provides that we currently have until March 9, 2023 (which is 15 months from the closing of our IPO) to consummate an initial business combination. However, in our sole discretion, we may, but are not obligated to, extend the period of time to consummate a business combination up to (2) two times, each by an additional three months (for a total of up to 21 months to complete a business combination, which is September 9, 2023); provided that our Sponsor (or its designees) must deposit into the trust account funds equal to the Original Extension Payment, in exchange for the Extension

Security Note. Our Board does not believe that there will be sufficient time before March 9, 2023 to complete an initial business combination. Accordingly, our Board believes that, in order to be able to consummate an initial business combination, we will need to make one or two payments to extend the Termination Date. Thus, our Amended and Restated Memorandum and Articles of Association and Trust Agreement would be amended in the form attached as Annex A and Annex B, respectively, to change the payment required to extend the Combination Period, by two three-month periods, each time from March 9, 2023 up to September 9, 2023, by depositing into the Trust Account the Adjusted Extension Payment for each three month amendment instead of the Original Extension Payment.

While we are currently in discussions regarding initial business combination opportunities, we have not yet executed a definitive agreement for an initial business combination. We currently do not expect to be able to consummate an initial business combination by March 9, 2023. Because we may not be able to complete an initial business combination within the permitted time period and we may not be able to secure the proceeds required for the Original Extension Payment, the Board has determined to seek shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. However, even if the proposals are approved, there is no guarantee that we will be able to secure the proceeds required for each Adjusted Extension Payment.

You are not being asked to vote on a proposed initial business combination at this time. If the Adjusted Extension Payment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders, as well as the right to redeem your public shares for cash regardless of whether an initial business combination is approved and completed or whether we have not consummated an initial business combination by the Extended Date.

Public shareholders may elect (the “Election”) to redeem their public shares for a per-share price (the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued outstanding public shares, subject to the Redemption Limitation, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. We may not redeem our public shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we will, pursuant to the Trust Agreement, instruct the Trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then-outstanding public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating our initial business combination, if any. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any business combination through the Termination Date, as extended.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension, and the amount remaining in the Trust Account may be only a small fraction of the approximately $             million that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Who may vote at the EGM?

Holders of the Company’s Class A ordinary shares, par value $0.0001 per share, and the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares,” and collectively with the Class A ordinary shares, the “ordinary shares”) as of the close of business on January 31, 2023, are entitled to vote at the EGM. As of the Record Date, there were 21,562,500 ordinary shares, including 17,250,000 Class A ordinary shares and 4,312,500 Founder Shares, issued and outstanding.

How many votes must be present to hold the EGM?

Your shares are counted as present at the EGM if you attend the EGM and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you provide voting instructions. On the Record Date, there were 21,562,500 ordinary shares, including 17,250,000 Class A ordinary shares and 4,312,500 Founder Shares, outstanding and entitled to vote. In order for a quorum to be present, the holders of one-third of our issued and outstanding ordinary shares must be present in person or by proxy (or if a corporation or other non-natural person, by its duly authorized representative or proxy) the EGM. This is referred to as a quorum. Consequently, the holders or the authorized proxies of holders of 7,187,500 ordinary shares must be present at the EGM to constitute a quorum.

How many votes do I have?

Each ordinary share (including Founder Shares) is entitled to one vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and Adjournment Proposal. Information about the shareholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the EGM. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Daniel Braatz, our Chief Executive Officer, or, failing him, Xavier Martinez, our Chief Financial Officer, or, failing him, the duly appointed chairman, as your representative at the EGM. By completing and returning the proxy card, you are authorizing either Mr. Braatz, Mr. Martinez or the chairman to vote your shares at the EGM in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the EGM. Even if you plan to attend the EGM, it is strongly recommended that you complete and return your proxy card before the EGM date in case your plans change. If a proposal comes up for vote at the EGM that is not on the proxy card, the representative will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•	In Person. If you are a shareholder of record, you may vote in person at the EGM. You may still attend the EGM and vote in person if you have already voted by proxy.

•	Online. If you are a shareholder of record, you may vote online before the EGM, or vote at the EGM via the webcast.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•

Online at the EGM. If you are a beneficial owner of shares held in street name and you wish to vote online at the EGM, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. You are also invited to attend the EGM. However, since you are not the shareholder of record, you may not vote your shares in person at the EGM unless you request and obtain a legal proxy from your brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•

By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•

Over the internet. You may vote by proxy by submitting your proxy over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal and the Trust Agreement Amendment Proposal, and the Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the EGM and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required for the Extension Amendment Proposal?

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

You will be entitled to redeem your public shares for cash and elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal.

However, we may not redeem our public shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board.

What vote is required for the Trust Agreement Amendment Proposal?

The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding ordinary shares.

What vote is required for the Adjournment Proposal?

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

How do the Company insiders intend to vote their shares?

All of our initial shareholders, directors, officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Currently, our initial shareholders, directors, and officers own approximately 20% of our issued and outstanding ordinary shares. Our initial shareholders, directors, officers and their affiliates may choose to buy, or have already purchased, public shares in the open market and/or through privately negotiated purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. Any public shares held by or subsequently purchased by our initial shareholders, directors, officers and their respective affiliates will be voted in favor of the Extension Amendment Proposal the Trust Agreement Amendment Proposal and the Adjournment Proposal, if applicable.

What interests do the Company’s initial shareholders, directors and officers have in the approval of the proposals?

Our initial shareholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of (i) 4,312,500 Founder Shares (the initial 4,312,500 Founder Shares were purchased for an aggregate purchase price of $25,000) and (ii) 8,950,000 private placement warrants (purchased for $8,950,000 simultaneously with the exercise of the underwriters’ over-allotment option). If an initial business combination is not consummated, the proceeds left from the sale of the private placement warrants will be used to fund the redemption of the Class A ordinary shares (subject to the requirements of applicable law), and the private placement warrants and all underlying securities will be worthless. See the section entitled “The Extraordinary General Meeting – Interests of our Initial Shareholders, Directors and Officers.”

In addition, our Amended and Restated Memorandum and Articles of Association provides that we currently have until March 9, 2023 (which is 15 months from the closing of our IPO) to consummate an initial business combination. However, in our sole discretion, we may, but are not obligated to, extend the period of time to consummate a business combination up to (2) two times, each by an additional three months (for a total of up to 21 months to complete a business combination, which is September 9, 2023); provided that our Sponsor (or its designees) must deposit into the trust account funds equal to the Original Extension Payment, in exchange for the Extension Security Note. Our Board does not believe that there will be sufficient time before March 9, 2023 to complete an initial business combination. Thus, our Amended and Restated Memorandum and Articles of

Association and Trust Agreement would be amended in the form attached as Annex A and Annex B, respectively, to change the payment required to extend the Combination Period, by two three-month periods, each time from March 9, 2023 up to September 9, 2023, by depositing into the Trust Account the Adjusted Extension Payment for each three month amendment instead of the Original Extension Payment. As our Sponsor (or its designees) may finance either the Original Extension Payments or, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjusted Extension payments, it may have interest in the proposals that are different from, or in addition to, your interest as a shareholder.

What happens if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

Unless both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we will not amend the Amended and Restated Memorandum and Articles of Association or the Trust Agreement.

As discussed above, if we do not consummate a business combination by March 9, 2023 (which is 15 months from the closing of our IPO) or by September 9, 2023 (which is 21 months from the closing of our IPO, if in our sole discretion we deposit each Original Extension Payment), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares, at a per-share price, payable in case, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholder and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association. In the event of a liquidation, holders of founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will have until the Extended Date to complete its initial business combination, assuming we are able to deposit into the Trust Account each Adjusted Extension Payment. Even if we are able to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, there is no guarantee that we will be able to secure the proceeds required for each Adjusted Extension Payment, and there is no assurance that the Company be able to consummate an initial business combination within the Combination Period, as extended, given the actions that must occur prior to closing of an initial business combination.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders that have made the Election their portions of the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial business combination on or before the Extended Date.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and each Adjusted Extension Payment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, which will also increase the percentage interest in the ordinary shares held by the Company’s initial shareholders, directors and officers, and their respective affiliates. However, we may not redeem our public shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board. We cannot predict the amount that will remain in the Trust Account if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $            million that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Are the proposals conditioned on one another?

Each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is cross-conditioned on the approval of the other. If, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes from the holders of our shares to approve the Extension Amendment Proposal and/or the Trust Agreement Amendment Proposal, the Company may move to adjourn the Extraordinary General Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Extraordinary General Meeting sine die in the event that the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or any other proposal. In those events, at the Extraordinary General Meeting the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on any other proposal. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved at the Extraordinary General Meeting, the Adjournment Proposal will not be presented.

How do I exercise my redemption rights?

If each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, public shareholders may seek to redeem their public shares for the Per-Share Redemption Price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding public shares, regardless of whether such public shareholder votes “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or any other Proposal. We may not redeem our public shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board.

To exercise your redemption rights, you must demand that the Company redeem your public shares.

In connection with tendering your shares for redemption, you must elect either to physically tender or deliver your shares (and share certificates (if any) and other redemption forms) to Continental, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, at least two business days prior to the EGM or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Shares that have not been tendered or delivered in accordance with these procedures at least two business days prior to the EGM will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides that it does not want to redeem its public shares, such shareholder may withdraw the tender with the consent of the Board. If you delivered your public shares for redemption to our transfer agent and decide prior to the EGM not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

How are votes counted?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. If you provide specific instructions with regard to the Proposals, your shares will be voted as your instruct on such Proposals.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal are “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the EGM. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the EGM and voting online if you are a shareholder of record. However, your attendance at the EGM will not automatically revoke your proxy unless you vote again at the EGM or specifically request that your prior proxy be revoked by delivering to D.F. King at 48 Wall Street, 22nd Floor, New York, New York 10005, a written notice of revocation prior to the EGM.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the EGM and vote at the EGM, you must bring to the EGM a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, this will be treated as an abstention and will have no effect on any of the Proposals.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Where do I find the voting results of the EGM?

We may announce preliminary voting results at the EGM. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the EGM.

Who bears the cost of soliciting proxies?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay D.F. King a fee of $15,000. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 628-9011

E-mail: APXI@dfking.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Mark Zimkind

E-mail: mzimkind@continentalstock.com

You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statements and the documents to which we refer you in this Proxy Statement contain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “may,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “believes,” “potential,” “approximately,” “predicts,” “intends,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such discrepancy include, but are not limited to, those described in our Securities and Exchange Commission (“SEC”) filings.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions, extensions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to enter into a definitive agreement and related agreements;

•	our ability to complete an initial business combination;

•	the anticipated benefits of an initial business combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account;

•	the competitive environment in which our successor will operate following an initial business combination; and

•	proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”)

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in (i) our final prospectus filed with the SEC on December 6, 2021 and (ii) the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 filed with the SEC on September 1, 2022 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in (i) our final prospectus filed with the SEC on December 6, 2021 and (ii) the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2021 filed with the SEC on September 1, 2022 and in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Adjusted Extension Payment will enable us to complete an initial business combination.

Approving the Extension Amendment Proposal and the Trust Agreement Amendment Proposal involves a number of risks. Even if the Adjusted Extension Payment is approved, we cannot assure that we will have sufficient capital resources to make the Adjusted Extension Payment and provide no assurances that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer public shareholders the opportunity to redeem their public shares in connection with the Extension Amendment Proposal, and we will be required to offer such shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Adjusted Extension Payment or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Adjusted Extension Payment and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. To mitigate the risk of that result, we may decide to instruct the Trustee, not before on or about the 18-month anniversary of the effective date of the registration statement relating to the IPO, to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such change (if made), we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the date of the registration statement for its initial public offering. However, even prior to a 24-month anniversary of the effective date of the registration statement relating to the IPO, a company may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the registration statement relating to the IPO, there is a greater risk that a company may be considered an unregistered investment company, in which case such company may be required to liquidate.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (a “SPAC”), including a company like ours, which does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed the IPO in December 2021 and have operated as a blank check company searching for a target business with which to consummate a business combination since such time (or approximately 13 months after the effective date of the IPO, as of the date of this Proxy Statement). If we don’t file a report on Form 8-K announcing that we entered into an agreement with a target company for a business combination no later than 18 months, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since the IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of January 31, 2023, amounts held in trust account included approximately $             of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may instruct the Trustee, not before on or about the 18-month anniversary of the effective date of the registration statement relating to the IPO, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earliest of the Company’s completion of a business combination or the liquidation of the company. Following such liquidation of the assets in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption would not increase in the future, and those shareholders who elect not to redeem all or a portion of their public shares in connection with the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal would receive no more than the same per share amount, without additional interest, if they redeemed all or a portion of their public shares in connection with a business combination or if the Company is liquidated in the future, in each case as compared with the per share amount they would have received if they had redeemed all or a portion of their public shares in connection with the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

The Excise Tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock or shares by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock or share issuances against the fair market value of stock or share repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The Treasury and the IRS recently have issued preliminary guidance regarding the application of this excise tax, but there can be no assurance that this guidance will be finally adopted in its current form. The IR Act applies only to repurchases that occur after December 31, 2022.

As described under “The Extraordinary General Meeting – Redemption Rights,” if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, our public shareholders will have the right to require us to redeem their Class A ordinary shares. Any redemption or other repurchase that occurs after December 31, 2022, in connection with an initial business combination – particularly one that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation – may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete an initial business combination and in our ability to complete an initial business combination.

In the event both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and we amend our Articles of Association, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares, units and warrants are listed on the Nasdaq Global Market (“Nasdaq”). We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq.Generally, we must maintain a minimum amount in shareholders’ equity (generally $2,500,000) and a minimum number of holders of our securities (generally 300 public holders). Pursuant to the terms of the Articles of Association, in the event that both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Amended and Restated Memorandum and Articles of Association and the Trust Agreement are amended, public shareholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Amended and Restated Memorandum and Articles of Association and the Trust Agreement. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A ordinary shares constitute a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

A future potential business combination may be subject to U.S. foreign investment regulations, including regulations relating to the Committee on Foreign Investment in the United States, which may, among other things, impose conditions on, delay or prevent the consummation of such future potential business combination, if any.

We are currently not aware of any material regulatory approvals, clearances or actions that would be required for completion of a future potential business combination. However, if any such approvals, clearances or actions were required, there can be no assurance that any such approval or clearance would be obtained, or any such action taken, within the required time period. This includes any potential review of a future business combination, if any, by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”) on account of certain restrictions on the acquisition of, or an investment in, a U.S. business by non-U.S. investors. If a potential business combination falls within CFIUS’s jurisdiction to review the transaction in order to determine the effect of such transactions on the national security of the U.S., we may be required to make a mandatory filing or we may determine to submit a voluntary notice to CFIUS, or we may determine to proceed with such potential business combination without notifying CFIUS and risk CFIUS intervention, before or after closing such potential business combination. CFIUS can contact parties to transactions within its jurisdiction that did not notify CFIUS and request that the parties submit a CFIUS notice and can self-initiate national security reviews. If a potential business combination falls within the scope of foreign ownership restrictions, CFIUS may impose conditions or limitations on such potential business combination or we may be prevented from, or be unable to, consummate such potential business combination, if any.

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, (i) whether the investor/acquiror of the U.S. business is a “foreign person” or ‘‘foreign entity,” (ii) the nature and structure of the transaction, (iii) the level of beneficial ownership interest, and (iv) the nature of any information or governance rights involved. Some transactions within the jurisdiction of CFIUS trigger a mandatory CFIUS filing requirement. Otherwise, notifying CFIUS of a transaction within its jurisdiction is voluntary. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) are always subject to CFIUS jurisdiction. The Foreign Investment Risk Review Modernization Act of 2018, which was fully implemented through regulations that became effective in 2020, significantly expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

Our Sponsor and APx Cap Holdings I, LLC (“Holdings”) are controlled by, and have substantial ties with, non-U.S. persons. Our Sponsor is a limited liability company formed and registered under the laws of the Cayman Islands and the sole manager of the Sponsor is Holdings, a limited liability company formed and registered under the laws of the Cayman Islands, which has substantial ties to non-U.S. persons. While we and our Sponsor, are controlled by, and have substantial ties with non-U.S. persons, we believe that it is unlikely that any of the facts or relationships with respect to a potential future business combination that we may pursue, would subject such potential business combination to regulatory review by a U.S. government entity or authority, including review by CFIUS. Nor do we believe that a potential future business combination would ultimately be prohibited if such review was conceivable.

However, there can be no assurances that CFIUS or another U.S. governmental agency will not take a different view of a potential business combination or will not choose to review such potential business combination, if any. If a potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with such potential business combination without notifying CFIUS and risk CFIUS intervention, before or after the consummation of such potential business combination. In addition, for so long as the Sponsor retains a material ownership interest in the Company, the Company may be deemed a “foreign person” under the regulations relating to CFIUS and any potential initial business combination with a U.S. business or foreign business with U.S. subsidiaries that the Company may wish to pursue may be subject to CFIUS review. In connection with a potential business combination, CFIUS could, among other things, (i) decide to block or delay such potential business combination, (ii) impose conditions, limitations or restrictions with respect to such potential business combination (including, but not limited to, limits on information sharing with investors, requiring a voting trust, governance modifications, or forced divestiture, among other things), or (iii) request the President of the United States to order the Company to divest all or a portion of any U.S. target business of such potential business combination that the Company acquired without first obtaining CFIUS clearance. In addition, CFIUS may impose penalties if CFIUS believes that the mandatory notification requirement applied to such potential business combination. The risk of review by CFIUS may force our management to limit the pool of potential target companies to companies that our management believes are not subject to CFIUS’s jurisdiction, in which case the Company’s ability to find a target may be limited. In this regard please see also “Risk Factors – Risks Relating to Our Search for, Consummation of, or Inability to Consummate, a Business Combination and Post-Business Combination Risks – Because of our limited resources and the significant competition for business combination opportunities, it may be more difficult for us to complete our initial business combination within the required time period. If we are unable to complete our initial business combination, our public shareholders may receive only their pro rata portion of the funds in the trust account that are available for distribution to public shareholders, and our warrants will expire worthless,” in our Form 10-K/A for the year ended December 31, 2021 field with the SEC on September 1, 2022.

The process of government review, whether by CFIUS or otherwise, could be lengthy. If we are unable to consummate a potential business combination within 15 months from December 9, 2021 (i.e., March 9, 2023) (or within 21 months if we extend the period of time to consummate a potential business combination in accordance with the terms described in our Amended and Restated Memorandum and Articles of Association), we would, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law. In such event, the Company’s shareholders would miss the opportunity to benefit from an investment in any other target company in an initial business combination and the appreciation in value of such investments. Additionally, the Company’s warrants would expire worthless.

In addition, CFIUS could choose to review past or proposed transactions involving new or existing foreign investors in the Company or in the Sponsor, even if a filing with CFIUS is or was not required at the time of the potential business combination. Any review and clearance of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and, in the event that CFIUS reviews a potential business combination or one or more proposed or existing investments by investors, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to such potential business combination or such investors.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally applicable to a U.S. Holder (as defined below) that elects to have its Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with an Election.

You are a U.S. Holder if for U.S. federal income tax purposes you are a beneficial owner of our Class A ordinary shares and are:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia; or

•	an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

This discussion assumes that any distributions made (or deemed made) by us on our Class A ordinary shares and any consideration received (or deemed received) by you in consideration for the sale or other disposition of our securities will be in U.S. dollars. This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to the exercising of your right to have your Class A ordinary shares redeemed in light of your particular circumstances, or if you are subject to special treatment under the U.S. federal income tax laws, including if you are:

•	our sponsor or founder (or an officer, director, employee or affiliate thereof);

•	a financial institution;

•	a dealer or trader in securities that uses a mark-to-market method of tax accounting with respect to the securities;

•	a government or agency or instrumentality thereof;

•	a regulated investment company;

•	a real estate investment trust;

•	an expatriate or former long-term resident of the United States;

•	an insurance company;

•	a person that actually or constructively owns five percent or more of our voting shares or five percent or more of the total value of our shares;

•	a person holding the securities as part of a “straddle,” integrated transaction or similar transaction;

•	a person holding our securities in connection with a trade or business outside the United States;

•	a U.S. person whose functional currency is not the U.S. dollar; or

•	a tax-exempt entity.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, which may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not discuss the alternative minimum tax or the application of Section 451(b) of the Code, and does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or any state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You are urged to consult your tax adviser with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction.

This discussion does not consider the tax treatment of partnerships or other passthrough entities or persons who invest in our Class A ordinary shares through those entities. If a partnership (or other entity or arrangement classified as a partnership or other passthrough entity for U.S. federal income tax purposes) is the beneficial owner of our Class A ordinary shares, the U.S. federal income tax treatment of a partner or member in the partnership or other passthrough entity generally will depend on the status of the partner or member and the activities of the partnership or other passthrough entity. If you are a partnership or other passthrough entity holding our securities, or a partner or member thereof, we urge you to consult your own tax adviser.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption as Sale or Corporate Distribution

The following discussion is subject to the discussion under “—Passive Foreign Investment Company Rules” below.

In the event that your Class A ordinary shares are redeemed pursuant to an Election, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, you generally will recognize capital gain or loss, which generally will be long-term capital gain or loss if your holding period for the Class A ordinary shares exceeds one year, as described in greater detail below under “—Redemption Taxable as Sale or Exchange.” If the redemption does not qualify as a sale of Class A ordinary shares, it will be treated as a corporate distribution, as described in greater detail below under “—Redemption Taxable as Corporate Distribution.” Whether a redemption pursuant to an Election qualifies for sale treatment will depend largely on the total number of our shares treated as held by you (including any shares constructively owned by you) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A ordinary shares generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in us or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests is satisfied, you must take into account not only our shares actually owned by you, but also our shares that are constructively owned by you. In addition to shares you own directly, you may be treated as constructively owning shares owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any shares you have a right to acquire by exercise of an option, which likely would include Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by you immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by you immediately before the redemption. Prior to our initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of your interest if either (i) all of our shares actually and constructively owned by you are redeemed or (ii) all of our shares actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of shares owned by certain family members and you do not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if the redemption or purchase results in a “meaningful reduction” of your proportionate interest in us. Whether the redemption will result in a meaningful reduction of your proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax adviser as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and the tax consequences of the redemption will be as described under “—Redemption Taxable as Corporate Distribution,” below. After the application of those rules, any remaining tax basis in the redeemed Class A ordinary shares will be added to your adjusted tax basis in your remaining shares. If there are no remaining shares, you are urged to consult your tax adviser as to the allocation of any remaining basis.

Redemption Taxable as Sale or Exchange

The following discussion is subject to the discussion under “—Passive Foreign Investment Company Rules” below.

In the event that the redemption of your Class A ordinary shares is treated as a sale or other taxable disposition of our Class A ordinary shares you generally will recognize capital gain or loss as described below. This capital gain or loss generally will be long-term capital gain or loss if your holding period for the Class A ordinary shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders are currently eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss you recognize will equal the difference between (i) the sum of the amount of cash and the fair market value of any property received in the redemption and (ii) your adjusted tax basis in the Class A ordinary shares redeemed. Your adjusted tax basis in your Class A ordinary shares generally will equal your acquisition cost. The gain or loss will generally be U.S.-source gain or loss for foreign tax credit purposes.

Redemption Taxable as Corporate Distribution

The following discussion is subject to the discussion under “—Passive Foreign Investment Company Rules” below.

In the event that the redemption of your Class A ordinary shares is treated as a corporate distribution, you generally will be required to include in gross income as a dividend the amount of any cash paid for our Class A ordinary shares to the extent that the payment is treated as a distribution out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of our current and accumulated earnings and profits generally will be applied against, and reduce, your tax basis in your Class A ordinary shares (but not below zero), and any remaining excess will be treated as gain from the sale or exchange of the Class A ordinary shares (the treatment of which is described under “—Redemption Taxable as Sale or Exchange” above). However, it is possible that financial intermediaries may report the entire amount of any distributions we make as dividends if they cannot determine the amount of our earnings and profits for U.S. federal income tax purposes.

If you are a corporate U.S. Holder, any amount treated as a dividend paid by us will be taxable to you at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. If you are a non-corporate

U.S. Holder, any amount treated as a dividend generally will be taxed at the lower applicable long-term capital gains rate that applies to qualified dividend income only if our Class A ordinary shares are readily tradable on an established securities market in the United States, which they will be if our shares are traded on the Nasdaq), we are not a PFIC for the taxable year in which the dividend was paid or the previous year, and certain other requirements, including certain holding period requirements, are met. It is unclear, however, whether the redemption rights with respect to your Class A ordinary shares may suspend the running of the applicable holding period for this purpose. You should consult your tax adviser regarding the availability of this lower rate for any amount treated as a dividend and paid with respect to our Class A ordinary shares.

Passive Foreign Investment Company Rules

A non-U.S. corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income. Cash is generally a passive asset for these purposes.

Because we are a blank check company with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable year ending December 31, 2022, and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2023. Accordingly, if you did not make either a timely mark-to-market election or a qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which you held (or were deemed to hold) Class A ordinary shares, as described below, you generally will be subject to special rules with respect to (i) any gain recognized on the sale or other disposition of your Class A ordinary shares, which would include a redemption pursuant to an Election that is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to you (generally, any distributions to you during a taxable year that are greater than 125% of the average annual distributions received by you in respect of the Class A ordinary shares during the three preceding taxable years or, if shorter, your holding period for the Class A ordinary shares), which may include a redemption pursuant to an Election that is treated as a corporate distribution under the rules discussed above.

Under these rules:

•	your gain or excess distribution will be allocated ratably over your holding period for the Class A ordinary shares;

•

the amount allocated to the taxable year in which you recognized the gain or received the excess distribution, or to the period in your holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) and included in your holding period will be taxed at the highest tax rate in effect for that year and applicable to you (without regard to other items of income and loss for such year), and an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed with respect to the tax attributable to each such other taxable year.

Tax Reporting

Proceeds from the redemption of our Class A ordinary shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, if you furnish a correct taxpayer identification number and make other required certifications, or are otherwise exempt from backup withholding and establish your exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against your U.S. federal income tax liability, and you generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon your particular situation. You should consult your tax adviser with respect to the tax consequences of the exercise of your redemption rights through an Election, including the tax consequences under state, local, estate, non-U.S. and other laws and tax treaties and the possible effects of changes in U.S. or other tax laws.

THE EXTRAORDINARY GENERAL MEETING

We are furnishing this proxy statement to you as a shareholder of APx Acquisition Corp. I as part of the solicitation of proxies by our Board for use at our EGM to be held on February        , 2023, at         [a.m./p.m.], Eastern Time, or any adjournment or postponement thereof. In addition, our shareholders will have the opportunity to ask questions of management at the EGM.

All shareholders as of the Record Date, or their duly appointed proxies, may attend the EGM. The EGM will be conducted via live webcast. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the EGM shall be at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Avenue, New York, New York 10017, United States of America. However, in order to facilitate access for our shareholders, the Extraordinary General Meeting will be held in virtual meeting format and there is no requirement to attend the Extraordinary General Meeting in person. Shareholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. In particular, you can attend the Extraordinary General Meeting in person or virtually vote and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/APXI2023SM and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Extraordinary General Meeting.

Shareholders can pre-register to attend the virtual meeting as early as        , 2023, at 10 a.m. Eastern Time. To pre-register, visit www.virtualshareholdermeeting.com/APXI2023SM and enter your control number, name and email address. After pre-registering, you will be able to vote or submit questions for the EGM.

If you do not have your control number, contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (917) 262-2373 or by email at proxy@continentalstock.com. If your ordinary shares are held by a bank, broker or other nominee, you will need to contact your bank, broker or other nominee and obtain a legal proxy. Once you have received your legal proxy, you will need to contact Continental Stock Transfer & Trust Company to have a control number generated. Please allow up to 72 hours for processing your request for a control number.

To attend online and participate in the EGM, you will need to visit www.virtualshareholdermeeting.com/APXI2023SM and enter the control number provided on your proxy card, regardless of whether you pre-registered. As noted above, we recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Extraordinary General Meeting.

Shareholders will have multiple opportunities to submit questions to the Company for the EGM. Shareholders who wish to submit a question in advance may do so by pre-registering and then selecting the chat box link. Shareholders also may submit questions live during the meeting. Questions pertinent to EGM matters may be recognized and answered during the EGM in our discretion, subject to time constraints. We reserve the right to edit or reject questions that are inappropriate for EGM matters. In addition, we will offer live technical support for all shareholders attending the EGM.

If you do not have internet capabilities, you can attend the meeting via a listen-only format by dialing 1-877-328-2502 (toll free) or 1-412-317-5419 outside of the U.S. and Canada. No passcode is needed. Please request the “APx Acquisition Corp. I Special Meeting” when greeted by the operator, and you will be placed into the conference on hold until the meeting begins. You will not be able to vote or submit questions through the listen-only format.

Date, Time, Place and Purpose of the EGM

The EGM will be held on        , 2023, at        [a.m./p.m.], Eastern Time. For purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical place of the EGM shall be at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Avenue, New York, New York 10017, United States of America. You will be able to attend, vote your shares, and submit questions during the EGM via a live webcast available at www.virtualshareholdermeeting.com/APXI2023SM. You are cordially invited to attend the EGM, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•

A proposal, by special resolution to amend the Company’s Amended and Restated Memorandum and Articles of Association as set forth in Annex A, to change the payment required to extend the Combination Period by two three-month periods. As amended, the required payments are the deposit by the Company into the Trust Account established in connection with our IPO, of the Adjusted Extension Payment for each three month amendment;

•

A proposal to approve by the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding ordinary shares, the amendment to the Trust Agreement, as set forth in Annex B, to allow for the Extension Amendment; and

•

A proposal, by ordinary resolution, to adjourn the EGM to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the EGM, there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or (y) if the board of directors determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

Record Date, Voting and Quorum

Our Board fixed the close of business on                , 2023, as the Record Date for the determination of holders of our outstanding ordinary shares entitled to notice of and to vote on all matters presented at the EGM. As of the Record Date, there were 21,562,500 ordinary shares, including 17,250,000 Class A ordinary shares and 4,312,500 Founder Shares, issued and outstanding and entitled to vote. Each share entitles the holder thereof to one vote. The holders or the authorized proxies of the holders of 7,187,500 ordinary shares must be present at the EGM to constitute a quorum.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding ordinary shares.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the Proposals. Failure to vote by proxy or to vote in person at the EGM will have no effect on the Proposals.

Voting

You can vote your shares at the EGM by proxy or in person online.

You can vote by proxy by having one or more individuals who will be at the EGM vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the EGM is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the internet as described above, you will designate Daniel Braatz, our Chief Executive Officer, or, failing him, Xavier Martinez, our Chief Financial Officer, or, failing him, the duly appointed chairman to act as your proxy at the EGM. Mr. Braatz or Mr. Martinez will then vote your shares at the EGM in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the EGM.

Alternatively, you can vote your shares online by attending the EGM in person online. While we know of no other matters to be acted upon at this year’s EGM, it is possible that other matters may be presented at the EGM. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Braatz or Mr. Martinez.

A special note for those who plan to attend the EGM and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the EGM.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the EGM in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the EGM will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, ordinary shares will be voted “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact D.F. King, at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 628-9011

E-mail: APXI@dfking.com

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the EGM.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the EGM. A proxy may be revoked by filing with D.F. King (48 Wall Street, 22nd Floor, New York, New York 10005) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the EGM and voting online.

Simply attending the EGM will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the EGM

Only holders of ordinary shares, their proxy holders and guests we may invite may attend the EGM. If you wish to attend the EGM virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the EGM. For example, you may submit an account statement showing that you beneficially owned ordinary shares as of the Record Date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies; Expenses

The cost of preparing, assembling, printing and mailing Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the EGM, will be borne by the Company. Some banks and brokers have customers who beneficially own ordinary shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

We have engaged D.F. King to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting if you are a holder of record of the ordinary shares. You may contact D.F. King at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 628-9011

E-mail: APXI@dfking.com

The Company has agreed to pay D.F. King its customary fees and expenses for its services in connection with the EGM.

No Right of Dissent or Appraisal

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for dissenters’ rights for dissenting shareholders in connection with any of the Proposals to be voted upon at the EGM.

Principal Offices

Our principal executive offices are located at APx Acquisition Corp. I, Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico. Our telephone number at such address is +52 (55) 4744-1100.

Interests of our Initial Shareholders, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our initial shareholders, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•

Ownership of (i) 4,312,500 Founder Shares (the initial 4,312,500 Founder Shares were purchased for an aggregate purchase price of $25,000 and (ii) 8,950,000 private placement warrants (purchased for $8,950,000 simultaneously with the exercise of the underwriters’ over-allotment option). If an initial business combination is not consummated, the proceeds left from the sale of the private placement warrants will be used to fund the redemption of the Class A ordinary shares (subject to the requirements of applicable law), and the private placement warrants and all underlying securities will be worthless.

•

Our Amended and Restated Memorandum and Articles of Association provides that we currently have until March 9, 2023 (which is 15 months from the closing of our IPO) to consummate an initial business combination. However, in our sole discretion, we may, but are not obligated to, extend the period of time to consummate a business combination up to (2) two times, each by an additional three months (for a total of up to 21 months to complete a business combination, which is September 9, 2023); provided that our Sponsor (or its designees) must deposit into the trust account funds equal to the Original Extension Payment, in exchange for the Extension Security Note. Our Board does not believe that there will be sufficient time before March 9, 2023 to complete an initial business combination. Thus, our Amended and Restated Memorandum and Articles of Association and Trust Agreement would be amended in the form attached as Annex A and Annex B, respectively, to change the payment required to extend the Combination Period, by two three-month periods, each time from March 9, 2023 up to September 9, 2023, by depositing into the Trust Account the Adjusted Extension Payment for each three month amendment instead of the Original Extension Payment. As explained above, we will not be able to consummate an initial business combination by March 9, 2023 and therefore, we are asking to change the Original Extension Payment with the Adjusted Extension Payment in order to economically facilitate our ability to extend the period of time to consummate a business combination. As our Sponsor (or its designees) may finance either the Original Extension Payments or, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjusted Extension Payments, it may have interest in the proposals that are different from, or in addition to, your interest as a shareholder.

•

In order to finance transaction costs in connection with an initial business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes an initial business combination, the Company may repay the Working Capital Loans. Otherwise, in the event that an initial business combination does not close, the Working Capital Loans may be repaid only out of funds held outside the Trust Account. The Working Capital Loans would either be repaid upon consummation of an initial business combination without interest or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-initial business combination entity at a price of $1.00 per warrant. Such warrants would be identical to the private placement warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of the Record Date, the Company had no outstanding borrowings under the Working Capital Loans.

•

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the day of liquidation of the

Trust Account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). We will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business, execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

•

The fact that none of our officers or directors has received any cash compensation for services rendered to us. Our sponsor, officers and directors, or any of their respective affiliates, are entitled to be reimbursed for certain bona fide, documented out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable initial business combinations. In addition, we may pay a customary financial consulting fee to our sponsor and/or affiliates of our sponsor, which will not be made from the proceeds of our IPO held in the Trust Account prior to the completion of our initial business combination. We may pay such financial consulting fee in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources that we believe are necessary in order to assess, negotiate and consummate an initial business combination. Additionally, after the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed initial business combination. It is unlikely the amount of such compensation will be known at the time such materials are distributed, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined by a compensation committee constituted solely by independent directors. We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential initial business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Redemption Rights

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, and the Extension is implemented, the Company will provide public shareholders making the Election the opportunity to receive, at the time the Extension becomes effective, and in exchange for the surrender of their public shares, a pro rata portion of the funds available in the Trust Account, including any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes. You will be able to redeem your public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK

TRANSFER & TRUST COMPANY, AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO OUR TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AGREEMENT AMENDMENT PROPOSAL.

In connection with tendering your shares for redemption, prior to                , 2023 (two business days before the EGM), you must elect to physically tender or deliver your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your public shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to                 , 2023 (two business days before the EGM) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved.

In furtherance of such irrevocable election, shareholders making the election will not be able to tender or deliver their shares after the vote at the EGM.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholders, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate (if any), a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering or delivering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allow at least two weeks to obtain physical certificates from the transfer agent.

The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering or delivering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered or delivered in accordance with these procedures prior to                , 2023 (two business days before the EGM) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the EGM that it does not want to redeem its shares, the shareholder may withdraw the tender with the consent of the Board. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the EGM not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal or the Trust Agreement Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal or the Trust Agreement Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $        at the time of the EGM. The closing price of the ordinary shares on                , 2023, was approximately $        per share. Accordingly, if the market price were to remain the same until the date of the EGM, exercising redemption rights would result in a public shareholder receiving approximately $        less for each share than if such shareholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the Company’s transfer agent prior to                , 2023 (two business days before the EGM). If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company anticipates that a public shareholder who tenders or delivers shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the proposals. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved or if they are abandoned, these shares will be returned promptly following the EGM as described above. However, we may not redeem our public shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, which condition may not be waived by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of January 31, 2023, on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our executive officers and directors that beneficially owns ordinary shares; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

In the table below, percentage ownership is based on 21,562,500 ordinary shares, consisting of (i) 17,250,000 Class A ordinary shares and (ii) 4,312,500 Founder Shares, issued and outstanding as of January 23, 2023. Voting power represents the combined voting power of Class A ordinary shares and Founder Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Class A ordinary shares and Founder Shares vote together as a single class. Currently, all of the Founder Shares are convertible into Class A ordinary shares on a one-for-one basis. The table below does not include the Class A ordinary shares underlying the private placement warrants held or to be held by our officers or sponsor because these securities are not exercisable within 60 days of this Proxy Statement.

Name and Address of Beneficial Owner (1)	Class A ordinary shares Number of Shares Beneficially Owned	Approximate Percentage of Class	Class B ordinary shares Number of Shares Beneficially Owned (2)	Approximate Percentage of Class	Percentage of Outstanding ordinary shares
APx Cap Sponsor Group I, LLC (3)			4,272,500	19.81%
Highbridge Capital Management, LLC (4)	1,223,140	7.09%	1,223,140	5.67%
Saba Capital Management, L.P. (5)			1,200,100	5.57%
Fir Tree Capital Management LP (6)	1,485,000	8.61%
Calamos Market Neutral Income Fund (7)D	1,000,000	5.8%
Daniel Braatz			—	—
Xavier Martinez			—	—
Alfredo Vara Alonso			—	—
Angel Losada Moreno			20,000	*
David Proman			20,000	*
Diego Dayenoff			—	—
All officers and directors as a group			4,312,500	20%

*	Less than one percent.
(1)

Unless otherwise noted, the business address of each of the following entities or individuals is c/o APx Acquisition Corp. I, Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico.

(2)

Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination.

(3)

The shares reported above are held in the name of our sponsor. APx Cap Sponsor Group I, LLC is controlled by its managing member, APx Cap Holdings I, LLC. APx Cap Holdings I, LLC’s board of directors consists of three members. Each director of APx Cap Holdings I, LLC has one vote, and the approval of the members of the board of directors is required to approve an action of APx Cap Holdings I, LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to APx Cap Holdings I, LLC. Based upon the foregoing analysis, no individual manager of APx Cap Holdings I, LLC exercises voting or dispositive control over any of the securities held by APx Cap Holdings I, LLC even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)

Shares beneficially owned are based on Schedule 13G/A filed with the SEC on February 9, 2022 by Highbridge Capital Management, LLC (“Highbridge”), which information has not been independently confirmed. The principal business address of Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(5)

Shares beneficially owned are based on Schedule 13G filed with the SEC on December 17, 2021, by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein, which information has not been independently confirmed. Each of Saba Capital, Saba GP and Mr. Weinstein has shared voting and dispositive power with respect to the shares. The address of the shareholder, as reported in the Schedule 13G is 515 Madison Ave Suite 8078, New York, New York 10022.

(6)

Shares beneficially owned are based on Schedule 13G filed with the SEC on December 31, 2021, by Fir Tree Capital Management LP, a Delaware limited partnership. The address of the shareholder, as reported in the Schedule 13G is 55 West 46th Street, 29th Floor, New York, New York 10036.

(7)

Shares beneficially owned are based on Schedule 13G filed with the SEC on December 31, 2021, by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust (“Calamos”). The address of the shareholder, as reported in the Schedule 13G is 2020 Calamos Court, Naperville, Illinois 60563.

PROPOSAL ONE - THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend the Company’s Amended and Restated Memorandum and Articles of Association as set forth in Annex A, to change the payment required to extend the Combination Period by two three-month periods. As amended, the required payments are the deposit by the Company into the Trust Account established in connection with our IPO, of the lesser of (a) $375,000 and (b) $0.125 for each Class A ordinary share then outstanding for each three month amendment.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to assist in extending the date by which the Company has to complete an initial business combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and we do not consummate a business combination by March 9, 2023 (which is 15 months from the closing of our IPO) or by September 9, 2023 (which is 21 months from the closing of our IPO, if in our sole discretion we deposit each Original Extension Payment), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares, at a Per-Share Redemption Price, payable in case, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholder and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this Proxy Statement in Annex A.

The Board’s Reasons for the Extension Amendment Proposal

The Company’s IPO prospectus, the Amended and Restated Memorandum and Articles of Association and the Trust Agreement provide that we have until March 9, 2023 (which is 15 months from the closing of our IPO) to consummate an initial business combination. However, in our sole discretion, we may, but are not obligated to, extend the period of time to consummate a business combination up to (2) two times, each by an additional three months (for a total of up to 21 months to complete a business combination, which is September 9, 2023); provided that our Sponsor (or its designees) must deposit into the trust account funds equal to equal to $0.10 per unit sold in the IPO, for an aggregate additional amount of $1,725,000 for each such extension (the “Original Extension Payment”), in exchange for the Extension Security Note.

Our Board does not believe that there will be sufficient time before March 9, 2023 to complete an initial business combination. Accordingly, our Board believes that, in order to be able to consummate an initial business combination we will need to make one or two payments to extend the Termination Date. Therefore, our Board has determined that it is in the best interests of the Company and our shareholders to amend the payment required to extend the Combination Period by changing the Original Extension Payment to the Adjusted Extension Payment, in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial business combination, which is expected to allow our shareholders to have the opportunity to participate in our future investment. Even if we are able to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, there is no guarantee that we will be able to secure the proceeds required for each Adjusted Extension Payment, and there is no assurance that the Company be able to consummate an initial business combination within the Combination Period, as extended, given the actions that must occur prior to closing of an initial business combination.

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM.

Reasons for Redemption Rights

Our Amended and Restated Memorandum and Articles of Association provides that if our shareholders approve an amendment (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before March 9, 2023, or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, such as changing the Original Extension Payment to the Adjusted Extension Payment, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the time frame contemplated by the Amended and Restated Memorandum and Articles of Association.

We may not redeem our public shares in an amount that would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, which condition may not be waived by the Board. If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will not proceed with Extension Amendment Proposal unless our shareholders approve such proposal. In addition, each of the Trust Agreement Amendment Proposal and the Extension Amendment Proposal is cross-conditioned on the approval of the other. If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by March 9, 2023 (which is 15 months from the closing of our IPO) or by September 9, 2023 (which is 21 months from the closing of our IPO, if in our sole discretion we deposit each Original Extension Payment), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares, at a Per-Share Redemption Price, payable in case, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholder and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association. In the event of a liquidation, holders of founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Amended and Restated Memorandum and Articles of Association will be amended pursuant to the special resolution as set forth in Annex A.

The Company will remain a reporting company under the Exchange Act and its public shares, Class A ordinary shares, and warrants will remain publicly traded. The Company will then continue to work to consummate an initial business combination by March 9, 2023 (which is 15 months from the closing of our IPO) or by September 9, 2023 (which is 21 months from the closing of our IPO, if in our sole discretion we deposit each Original Extension Payment), in accordance with our Amended and Restated Memorandum and Articles of Association.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon the approved proposals at any time without any further action by our shareholders.

The approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account the Withdrawal Amount and (ii) deliver to the holders of the redeemed public shares their portion of the Withdrawal Amount. The removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $     million in cash and marketable securities that was in the Trust Account as of             , 2023.

In addition, each of the Trust Agreement Amendment Proposal and the Extension Amendment Proposal is cross-conditioned on the approval of the other.

You are not being asked to vote on a proposed initial business combination at this time. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the time specified above.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the EGM will have no effect on the Extension Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,312,500 ordinary shares (consisting of 4,312,500 Founder Shares), representing approximately 20% of the Company’s issued and outstanding ordinary shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or ordinary shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal or the Trust Agreement Amendment Proposal and elected to redeem their ordinary shares for a pro rata portion of the Trust Account.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Full Text Resolution to Be Approved

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

“49.7

In the event that the Company does not consummate a Business Combination within 15 months from the consummation of the IPO or 21 months from the consummation of the IPO if the Company extends the period of time to consummate a Business Combination by no more than two three-month extensions, provided that, such extension shall only be made where the Sponsor has deposited the lesser of US$375,000 or US$0.125 per Class A Share then outstanding into the Trust Account for each three month extension (as applicable) on or prior to the applicable Business Combination deadline, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL TWO - THE TRUST AGREEMENT AMENDMENT PROPOSAL

The Company is proposing an amendment to the Trust Agreement as set forth in Annex B, to change the payment required to extend the Combination Period by two three-month periods, to allow for the Extension Amendment. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The Trust Agreement Amendment Proposal is essential is essential to the overall implementation of the Board’s plan to assist in extending the date by which the Company has to complete an initial business combination.

The Board’s Reasons for the Trust Agreement Amendment Proposal

The Company’s IPO prospectus, the Amended and Restated Memorandum and Articles of Association and the Trust Agreement provide that we have until March 9, 2023 (which is 15 months from the closing of our IPO) to consummate an initial business combination. However, in our sole discretion, we may, but are not obligated to, extend the period of time to consummate a business combination up to (2) two times, each by an additional three months (for a total of up to 21 months to complete a business combination, which is September 9, 2023); provided that our Sponsor (or its designees) must deposit into the trust account funds equal to equal to $0.10 per unit sold in the IPO, for an aggregate additional amount of $1,725,000 for each such extension (the “Original Extension Payment”), in exchange for the Extension Security Note.

Our Board does not believe that there will be sufficient time before March 9, 2023 to complete an initial business combination. Accordingly, our Board believes that, in order to be able to consummate an initial business combination we will need to make one or two payments to extend the Termination Date. Therefore, our Board has determined that it is in the best interests of the Company and our shareholders to amend the payment required to extend the Combination Period by changing the Original Extension Payment to the Adjusted Extension Payment, in order to economically facilitate the Company’s ability to extend the period of time to consummate an initial business combination, which is expected to allow our shareholders to have the opportunity to participate in our future investment. Even if we are able to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, there is no guarantee that we will be able to secure the proceeds required for each Adjusted Extension Payment, and there is no assurance that the Company will be able to consummate an initial business combination within the Combination Period, as extended, given the actions that must occur prior to closing of an initial business combination.

If the Trust Agreement Amendment Proposal Is Not Approved

The approval of the Trust Agreement Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will not proceed with the Trust Agreement Amendment Proposal unless our shareholders approve such proposal. In addition, each of the Trust Agreement Amendment Proposal and the Extension Amendment Proposal is cross-conditioned on the approval of the other. If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by March 9, 2023 (which is 15 months from the closing of our IPO) or by September 9, 2023 (which is 21 months from the closing of our IPO, if in our sole discretion we deposit each Original Extension Payment), in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter, redeem all the outstanding public shares, at a Per-Share Redemption Price, payable in case, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholder and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by the deadline set forth under our Amended and Restated Memorandum and Articles of Association. In the event of a liquidation, holders of founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

If the Trust Agreement Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the amendment to the Trust Agreement as set forth in Annex B will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this EGM, in connection with our completion of a business combination or in connection with our liquidation if we do not complete an initial business combination by March 9, 2023 (which is 15 months from the closing of our IPO) or by September 9, 2023 (which is 21 months from the closing of our IPO, if in our sole discretion we deposit each Original Extension Payment), in accordance with our Amended and Restated Memorandum and Articles of Association. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

You are not being asked to vote on a proposed initial business combination at this time. If the Extension Amendment Proposal and the Extension Amendment Proposal are approved and you do not elect to redeem your public shares, you will retain the right to vote on a proposed initial business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the time specified above.

Required Vote

The Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding ordinary shares. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the Extension Amendment Proposal. Failure to vote by proxy or to vote in person at the EGM will have no effect on the Extension Amendment Proposal.

Our initial shareholders and all of our directors, officers and their affiliates are expected to vote any ordinary shares owned by them in favor of the Trust Agreement Amendment Proposal. On the Record Date, our initial shareholders, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,312,500 ordinary shares (consisting of 4,312,500 Founder Shares), representing approximately 20% of the Company’s issued and outstanding ordinary shares.

In addition, the Company’s initial shareholders, directors, officers and their affiliates may choose to buy units or ordinary shares in the open market and/or through negotiated private transactions. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal or the Trust Agreement Amendment Proposal and elected to redeem their ordinary shares for a pro rata portion of the Trust Account.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Full Text Resolution to Be Approved

“RESOLVED, that conditional upon the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company, as set forth in Annex A, the amendment to the Investment Management Trust Agreement, dated December 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B, is hereby authorized and approved.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Trust Agreement Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL THREE - THE ADJOURNMENT PROPOSAL

Overview

In the event that, based on the tabulated votes, there are not sufficient votes at the time of the EGM to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, the Company may move to adjourn the EGM in order to enable the Board to solicit additional proxies in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. In that event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the EGM to a later date in the event that there are insufficient votes for the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares, who, being present in person (including virtually) or represented by proxy at the EGM or any adjournment thereof and entitled to vote on such matter, vote at the EGM. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the EGM will have no effect on the Adjournment Proposal.

Full Text of Resolution

“RESOLVED, as an ordinary resolution, to adjourn the extraordinary general meeting to a later date or dates to be determined by the board of directors, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

OTHER MATTERS

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the internet at the SEC’s website at http://www.sec.report.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the EGM, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (888) 628-9011

Email: APXI@dfking.com

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

APX ACQUISITION CORP. I

Juan Salvador Agraz 65

Contadero, Cuajimalpa de Morelos

05370, Mexico City, Mexico

+52 (55) 4744-1100

If you are a shareholder of the Company and would like to request documents, please do so by            , 2023 in order to receive them before the EGM. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

APX ACQUISITION CORP. I

Extension Amendment Proposal

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

“49.7

In the event that the Company does not consummate a Business Combination within 15 months from the consummation of the IPO or 21 months from the consummation of the IPO if the Company extends the period of time to consummate a Business Combination by no more than two three-month extensions, provided that, such extension shall only be made where the Sponsor has deposited the lesser of US$375,000 or US$0.125 per Class A Share then outstanding into the Trust Account for each three month extension (as applicable) on or prior to the applicable Business Combination deadline, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

A-1

ANNEX B

PROPOSED AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST

AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of February             , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between APx Acquisition Corp. I (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 6, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS Section 1(m) of the Trust Agreement sets forth the procedure for the extension of the Combination Period (as defined below); and

WHEREAS, at the extraordinary general meeting of the Company held on February             , 2023 (the “EGM”), the Company’s shareholders approved (A) a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”), to change the payment required to extend the date by which the Company must consummate an initial business combination (the “Combination Period”) by two three-month periods. As amended, the required payments are the deposit by the Company into the trust account (the “Trust Account”) established in connection with our initial public offering (the “IPO”), of the lesser of (a) $375,000 and (b) $0.125 for each Class A ordinary share then outstanding (each, the “Adjusted Extension Payment”) for each three month amendment (the “Extension Amendment”) and (B) a proposal to amend the Trust Agreement to allow for the Extension Amendment.

NOW THEREFORE, IT IS AGREED:

1. Exhibit E of Section 1(m) of the Trust Agreement is hereby amended and restated in its entirety as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th

Floor New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(m) of the Investment Management Trust Agreement between APx Acquisition Corp. I (“Company”) and Continental Stock Transfer & Trust Company, dated as of            , 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional three (3) months, from            to            (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the lesser of (a) $375,000 and (b) $0.125 for each Class A ordinary share then outstanding, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

APX ACQUISITION CORP. I

By:
Name:
Title:

2.	All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3.

This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4.

This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5.

This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

APX ACQUISITION CORP. I

By:
Name:	Daniel Braatz
Title:	Chief Executive Officer

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

PROXY CARD FOR ORDINARY SHARES

APX ACQUISITION CORP. I

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON                , 2023

The undersigned holder of ordinary shares, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated                , 2023, in connection with the Extraordinary General Meeting to be held at     [a.m./p.m.] Eastern Time on                , 2023 at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Avenue, New York, New York 10017, United States of America and via the Internet at www.virtualshareholdermeeting.com/APXI2023SM, for the sole purpose of considering and voting upon the proposals, and hereby appoints Daniel Braatz or, failing him, Xavier Martinez or, failing him, the duly appointed chairman of the Extraordinary General Meeting (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

The Extraordinary General Meeting can be accessed by visiting www.virtualshareholdermeeting.com/APXI2023SM, where the undersigned will be able to listen to the meeting live and vote during the meeting. Please note that the undersigned will need the control number located on this proxy card to join the Extraordinary General Meeting via the virtual platform.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on                , 2023: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at www.proxyvote.com.

(Continued, and to be marked, dated and signed, on the other side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.~
APX ACQUISITION CORP. I — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as S indicated in this example

(1)	The Extension Amendment Proposal – A proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”) as set forth in Annex A of the accompanying Proxy Statement, to change the payment required to extend the date by which the Company must consummate an initial business combination (the “Combination Period”) by two three-month periods. As amended, the required payments are the deposit by the Company into the trust account (the “Trust Account”) established in connection with our initial public offering (the “IPO”), of the lesser of (a) $375,000 and (b) $0.125 for each Class A ordinary share then outstanding (each, the “Adjusted Extension Payment”) for each three month amendment (the “Extension Amendment”).	FOR ☐ FOR ☐	AGAINST ☐ AGAINST ☐	ABSTAIN ☐ ABSTAIN ☐

(2)	The Trust Agreement Amendment Proposal -–- A proposal to approve by the affirmative vote of the holders of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares of the Company (together, the “ordinary shares”), voting together as a single class, the amendment to the Company’s Investment Management Trust Agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as set forth in Annex B of the accompanying Proxy Statement (the “Trust Agreement Amendment”) to allow for the Extension Amendment.	Date:

(3)	The Adjournment Proposal – A proposal, by ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or (y) if the board of directors determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal.

Signature

Signature (if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

THE SHARES REPRESENTED BY THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.~